UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 28, 2021

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware, 19801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock ($.01 par value)	CC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07Submission of Matters to a Vote of Security Holders.

The Chemours Company (the “Company”) held its annual meeting of shareholders on April 28, 2021 (the “Annual Meeting”).

At the Annual Meeting, shareholders:

•	elected all nine director nominees to serve a one-year term;
•	approved the Company’s annual “say-on-pay” vote on an advisory basis;
•	ratified PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm;
•

voted below the eighty percent (80%) threshold needed to approve amendments to Chemours’ Amended and Restated Certificate of Incorporation to eliminate supermajority voting provisions with respect to certificate of incorporation and bylaw amendments; and

•	voted in favor of the Company’s Amended and Restated 2017 Equity and Incentive Plan.

The final voting results for each proposal were as follows:

Proposal 1 – Election of Directors to Serve One-Year Term

Nominee	For	Against	Abstain	Total	Broker Non-Votes
Curtis V. Anastasio	118,496,931 (99.23%)	698,353	222,086	119,417,370	22,154,833
Bradley J. Bell	118,087,428 (98.89%)	1,088,203	241,734	119,417,365	22,154,838
Richard H. Brown	118,395,131 (99.14%)	762,899	259,337	119,417,367	22,154,836
Mary B. Cranston	118,377,183 (99.13%)	793,133	247,055	119,417,371	22,154,832
Curtis J. Crawford	118,266,891 (99.04%)	897,130	253,347	119,417,368	22,154,835
Dawn L. Farrell	117,845,074 (98.68%)	1,323,507	248,789	119,417,370	22,154,833
Erin N. Kane	118,064,288 (98.87%)	1,142,648	210,434	119,417,370	22,154,833
Sean D. Keohane	117,932,182 (98.76%)	1,275,408	209,782	119,417,372	22,154,831
Mark P. Vergnano	118,584,515 (99.30%)	567,976	264,879	119,417,370	22,154,833

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation

For	Against	Abstain	Total	Broker Non-Votes
112,094,005 (93.87%)	6,794,893	528,446	119,417,344	22,154,859

Proposal 3 – Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Total	Broker Non-Votes
140,662,517 (99.36%)	633,572	276,114	141,572,203	n/a

Proposal 4 – Approval of Amendments to the Amended and Restated Certificate of Incorporation to Eliminate the Supermajority Voting Provisions with respect to Certificate of Incorporation and Bylaw Amendments

For	Against	Abstain	Total	Broker Non-Vote
117,098,164 (70.89%)	1,951,204	367,987	119,417,355	22,154,848

Proposal 5 – Approval of the Amendment and Restatement of The Chemours Company 2017 Equity and Incentive Plan

For	Against	Abstain	Total	Broker Non-Votes
109,621,481 (91.80%)	9,322,360	473,510	119,417,351	22,154,852

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

10.1	The Chemours Company Amended and Restated 2017 Equity and Incentive Plan.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Sameer Ralhan
Sameer Ralhan
Senior Vice President, Chief Financial Officer

Date:	April 30, 2021